Income taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income taxes
(10)	Income taxes

The Company is incorporated in Cayman Islands and domiciled in Ireland, whereas its predecessor, Avolon S.à r.l. was incorporated in Luxembourg. The statutory rate of tax in Ireland is 12.5% and the statutory rate of tax in Luxembourg for the year ended December 31 2012 was 28.8%, and was 29.2% for the years ended December 31, 2013 and 2014. For financial reporting purposes, income before income tax includes the following components:

	2012	2013	2014
Luxembourg	72,166	35,913	37,058
Ireland	(15,611)	(4,556)	(31,538)
Hong Kong	2,665	81,331	90,847
Other jurisdictions	579	362	703

Income before income tax—total	59,799	113,050	97,069

The expense/(benefit) for income taxes is comprised of:

	2012	2013	2014
Current tax expense:
Luxembourg	90	115	106
Ireland	72	67	110
Hong Kong	16	7	9
Other jurisdictions	123	116	211

Current tax expense—total	301	305	436

Deferred tax expense:
Luxembourg	—	—	—
Ireland	(1,663)	(106)	5,841
Hong Kong	—	—	—
Other jurisdictions	—	5	(4)

Deferred tax (benefit)/ expense—total	(1,663)	(101)	5,837

Total income tax expense	(1,362)	204	6,273

The reconciliation between the amount of income tax expense that would result from applying the statutory tax rate of 28.3%* (2013: 29.2%; 2012: 28.8%) and the reported amount of income tax expense is as follows:

	2012	2013	2014
Income before income tax	59,799	113,050	97,069

Income tax at statutory rate	17,222	33,033	27,471
Foreign tax rate differential	2,626	(9,572)	(5,400)
Non-deductible expenses	299	281	7,622
Non-taxable income	(21,620)	(23,977)	(25,745)
Prior year adjustments	72	(1,773)	110
Change in valuation allowance	—	1,827	2,536
Other	39	385	(321)

Total	(1,362)	204	6,273

*	The 28.3% statutory rate in 2014 represents the weighted average of the Luxembourg statutory rate for the period ended December 11, 2014 of 29.2% and the Ireland rate of 12.5% for the remainder of the year ended December 31, 2014.

The tax effects of temporary differences and carry-forwards that give rise to deferred tax assets and deferred tax liabilities at December 31, 2013 and 2014 are as follows:

	2013	2014
Deferred tax assets:
Operating loss carry-forwards	83,331	125,978
Accrued expenses	—	223

Total deferred tax assets before valuation allowances	83,331	126,201
Valuation allowance	(1,827)	(4,363)

Total deferred tax assets	81,504	121,838
Deferred tax liabilities:
Flight equipment	(73,166)	(119,001)
Deposits on flight equipment	(759)	(847)
Accrued maintenance liabilities	(279)	—

Total deferred tax liabilities	(74,204)	(119,848)

Net deferred tax assets/(liabilities)	7,300	1,990

When deferred tax assets and deferred tax liabilities relate to the same taxable entity, they are offset and presented as a single amount on the consolidated balance sheet, resulting in the following net balances:

Deferred tax assets	19,431	18,996
Deferred tax liabilities	(12,131)	(17,006)

Net deferred tax assets/(liabilities)	7,300	1,990

When determining the amount of valuation allowance recorded, management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. Certain Irish entities have a history of losses and have a limited ability to generate future profits, and as a result deferred tax assets of such entities have been offset with a valuation allowance, to the extent not supported by reversing taxable temporary differences.

For other Irish entities, deferred tax assets are considered more likely than not to be realized, despite the negative evidence of a recent history of losses. Of the US$121.9m of recognized deferred tax assets at December 31, 2014, US$19.0m is dependent upon future book income of approximately $152.0m in certain of our Irish entities over an indefinite period of time. The remainder of or deferred tax assets are supported by reversing taxable temporary differences. In making this determination, management considered several pieces of positive evidence, including:

•	Favorable profit projections which are consistent with forecasts used for internal management and planning purposes, and also consistent with forecasts used to support other areas of financial reporting such as impairment analysis;

•	Contractually committed lease agreements which support a future income stream in excess of the costs required to service the lease; and

•	Appreciation of the value of flight equipment in excess of their carrying value

In management’s judgment, this evidence is sufficiently compelling to overcome the negative evidence of the recent history of losses, and no valuation allowance was recorded against deferred tax assets of such Irish entities. The assessment of the recognition of deferred tax assets is highly judgmental, and the amount of the deferred tax asset considered realizable could be adjusted if estimates of future taxable income are reduced. Adjustments to the valuation allowance could have a material effect on the financial statements of future periods.

At December 31, 2014, the Company had approximately US$1,008m of Irish net operating loss (NOLs) carry forwards (2013: US$666.7m). The Company is allowed to carry-forward its Irish NOLs for an indefinite period to be offset against income of the same trade under current tax rules in Ireland.

The Company files income tax returns in Ireland and other foreign jurisdictions. The Company is not under examination in any jurisdiction as of December 31, 2014. The periods from 2011 onwards remain open to examination by all the relevant tax authorities.

The Company has not provided for deferred taxes on the excess of the carrying amount for financial reporting over the tax basis in its investments in foreign subsidiaries. The Company’s most significant operations are in jurisdictions where the temporary difference is expected to reverse tax-free. For other subsidiaries, the investment is considered indefinite—in these jurisdictions the unremitted earnings as of December 31, 2014 is approximately US$1.5m (2013: US$0.9m). The amounts become taxable if recovered in a taxable manner, such as through receipt of dividends or sale of the investments. The determination of the additional deferred taxes that have not been provided is not practicable.

The Company has not recorded an unrecognized tax benefit in any of the reporting periods presented.